UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

July 8, 2020

Date of Report (Date of earliest event reported)

MAGNITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor

Los Angeles, CA 90094

(Address of principal executive offices, including zip code)

(310) 207-0272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGNI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 annual meeting of stockholders of Magnite, Inc. (the “Company”) held on July 8, 2020, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 27, 2020 (the “Proxy Statement”). The final results of voting on each proposal are as follows:

Proposal 1: Election of three Class III directors to serve until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Lisa L. Troe	60,087,427	1,583,483	119,682	26,501,340
Paul Caine	58,327,230	3,355,288	108,074	26,501,340
Doug Knopper	60,041,637	1,621,256	127,699	26,501,340

Lisa L. Troe, Paul Caine and Doug Knopper, the nominees for Class III directors, were each elected.

Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,881,191	197,768	212,973	--

The foregoing proposal was approved.

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
56,578,888	1,852,818	3,358,886	26,501,340

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement.

Proposal 4: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
59,423,647	67,300	2,169,957	129,688	26,501,340

On an advisory basis, the Company’s stockholders indicated their preference for the advisory vote on executive compensation to be held annually. In accordance with the voting results for this item, the Company intends to provide stockholders with an annual opportunity to cast a non-binding advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date: July 10, 2020	By:	/s/ Aaron Saltz
Aaron Saltz
General Counsel and Corporate Secretary